Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. §1350, I, Juan Ramón Alaix, Chief Executive Officer, hereby certify that, to the best of my knowledge, the Annual Report on Form 10-K of Zoetis Inc. for the period ended December 31, 2014 (the "Report") (1) fully complies with Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Zoetis Inc.

February 27, 2015	By:	/s/ JUAN RAMÓN ALAIX
Juan Ramón Alaix
Chief Executive Officer